UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 28, 2004
(Date of Earliest Event Reported: October 28, 2004)

EL PASO CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 420-2600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On October 28, 2004, we made a presentation to certain potential lenders and investors including an update on our progress on our long-range plan, certain financial and operational information for the third quarter of 2004, and an update on the status of the filing of our second and third quarter 2004 Forms 10-Q. The financial information provided for the quarters ended March 31, 2004, June 30, 2004, and September 30, 2004 has not been audited by our independent auditor. This information remains subject to final review and audit by us and our independent auditor and, therefore, is subject to change. A copy of the slide presentation is attached as Exhibit 99.A.

Item 7.01  Regulation FD Disclosure

     The information provided in Item 2.02 above is incorporated by reference into this Item 7.01 and such information is being furnished under this item solely for the purpose of complying with Regulation FD.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.A	Slide Presentation dated October 28, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ Jeffrey I. Beason
Jeffrey I. Beason
Senior Vice President and Chief Financial Officer (Principal Accounting Officer)

Dated: October 28, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.A	Slide Presentation dated October 28, 2004.